                         METALCLAD CORPORATION
                     2 Corporate Plaza, Suite 125
                   Newport Beach, California  92660

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD SEPTEMBER 18, 1998
              (Approximate Mailing Date: August 14, 1998)

        NOTICE IS HEREBY GIVEN that the Annual Meeting of
   Stockholders (the  Meeting ) of METALCLAD CORPORATION, a
   Delaware corporation (the  Company ), will be held at 2
   Corporate Plaza, Suite 125, Newport Beach, California 92660, on Friday, September 18, 1998 at 10:00 A.M. local time, for the following purposes:

        1. To elect five members of the Board of Directors to serve until the next Annual Meeting of Stockholders;
        2. To consider and act upon the ratification of the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the year ending December 31, 1998; and
        3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on April 14, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Only holders of the Company's Common Stock at the close of business on the record date are entitled to vote at the Meeting.

        You are cordially invited to attend the Meeting in person. However, whether you plan to attend or not, we urge you to complete, date, sign, and return the enclosed proxy promptly in the envelope provided, to which no postage need be affixed if mailed in the United States, in order that as many shares as possible may be represented at the Meeting.

                  BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Bruce H. Haglund
                        ---------------------------
                        Bruce H. Haglund, Secretary


   Newport Beach, California
   August 14, 1998

                       YOUR VOTE IS IMPORTANT.
     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS
           POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                    THANK YOU FOR ACTING PROMPTLY.

                         METALCLAD CORPORATION






                     2 Corporate Plaza, Suite 125
                   Newport Beach, California  92660

                      PRELIMINARY PROXY STATEMENT

                            August 14, 1998
                     -----------------------------


            SOLICITATION OF PROXY, REVOCABILITY, AND VOTING

   General

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Metalclad Corporation, a Delaware corporation (the Company ), to be used at the Annual Meeting of Stockholders (the Meeting ) of the Company to be held at the principal offices of the Company located at 2 Corporate Plaza, Suite 125, Newport Beach, California 92660, on Friday, September 18, 1998 at 10:00 A.M. local time, or any adjournment thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about the date shown above.

   Revocability

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its exercise by notice in writing to the Secretary of the Company prior to the Meeting or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting or any adjournment thereof.

   Solicitation

        This Proxy Statement is being mailed on or about April 14, 1998 in connection with the solicitation of proxies by the Board of Directors of the Company. The entire cost of soliciting proxies will be borne by the Company. Proxies may be solicited by mail or telegraph, or by the directors, officers or regular employees of the Company in person or by telephone without additional compensation for such services.

   Vote of Proxies

        Subject to revocation, all shares represented by duly executed proxies will be voted for the election of the nominees named above as directors unless authority to vote for the proposed slate of directors or any individual director has been withheld. With respect to the proposal to approve the appointment of Arthur Andersen, LLP as the Company's independent accountants, all such shares will be voted for or against, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted for the proposal to ratify the






   appointment of the accountants. If no choice is indicated, a proxy will not be voted on such proposal. If any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy Holders.

   Voting and Record Date

        Only stockholders of record of the Company's $.10 par value common stock ( Common Stock ) at the close of business on April 14, 1998 will be entitled to notice of and to vote at the Meeting. As of that date, the total number of shares issued and outstanding of Common Stock was 30,063,870.

        In voting on matters other than the election of directors, each share of Common Stock entitles the holder thereof on the record date to one vote at the Meeting. The appointment of the accountants will require the affirmative vote of a majority of the shares present at the Meeting in order to be valid and binding.

        With respect to the election of directors of the Company, the stockholders have cumulative voting rights, whereby any stockholder may multiply the number of shares he is entitled to vote by the number of directors to be elected and allocate his votes among the candidates in any manner he chooses. The five nominees receiving the highest number of votes shall be duly elected. There are no conditions precedent to the exercise of the right to cumulate votes in the election of directors of the Company; stockholders may exercise such cumulative voting rights, either in person or by proxy, with or without advance notice to the Company.


                   QUORUM AND PRINCIPAL SHAREHOLDERS

        The presence in person or by proxy of the holders of a majority of the total outstanding voting shares is necessary to constitute a quorum at the Meeting. Approval of the proposals to be presented at the Meeting, except for the election of directors (as discussed above), will require the affirmative vote of the holders of a majority of the shares present at the Meeting.

        The following table sets forth certain information as of April 14, 1998 relating to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director, director nominee, and officer of the Company, and (iii) all officers and directors of the Company as a group.









      Name and Address of             Amount and Nature of          Percent
   Beneficial Owner (1)(2)(3)         Beneficial Ownership        of Class (4)
   --------------------------         --------------------        -----------
   Grant S. Kesler                      1,695,000  (5)                 5.0%
   2 Corporate Plaza, Suite 125
   Newport Beach, California 92660
   USA

   Javier Guerra Cisneros                 746,095  (6)                 2.2%
   Bosques de Cidros No. 46, Suite 204
   Col. Bosques de las Lomas
   05120 Mexico, D.F.
   Mexico

   Juan B. Morales, Jr.                   100,000 (7)                  0.3%
   Calzada del Valle No. 1 Ote.
   Col. Del Valle
   66220 Garza Garcia, N.L.
   Mexico

   Bruce H. Haglund                       256,000  (8)                 0.8%
   2010 Main Street, Suite 400
   Irvine, California  92614
   USA

   Anthony C. Dabbene                     501,000  (9)                 1.5%
   2 Corporate Plaza, Suite 125
   Newport Beach, California 92660
   USA

   Jose Akle Fierro                       100,000 (10)                 0.3%
   Jose Vasconcelos 218-6
   Col. Hipodromo Condesa
   06140 Mexico, D.F.
   Mexico

   All Officers and Directors           3,398,595 (11)                 10.1%
   as a Group (6 persons)

   ------------------------

   (1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the
    Exchange Act ), and is generally determined by voting power and/or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

   (2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date






   of this Proxy Statement upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date of this Proxy
   Statement have been exercised.

   (3)Unless otherwise indicated, the address of each stockholder is 2 Corporate Plaza, Suite 125, Newport Beach, California
   92660.

   (4) Assumes 33,553,870 shares outstanding, including 30,063,870 shares currently outstanding and 3,480,000 issuable upon exercise of presently exercisable stock options and common stock purchase warrants held by the above-listed stockholders.

   (5) Includes 1,395,000 shares issuable upon exercise of presently exercisable stock options, exercisable at a range of $1.50 - $2.25 per share.

   (6) Includes 650,000 shares issuable upon exercise of presently exercisable stock options, exercisable at a price range of $1.50
   - $2.25 per share.

   (7) Represents 100,000 shares issuable upon exercise of presently exercisable stock options, exercisable at $1.25 per share.

   (8) Includes 250,000 shares issuable upon the exercise of presently exercisable stock options, exercisable at a price range of $1.50 - $2.25 per share.

   (9) Includes 500,000 shares issuable upon the exercise of presently exercisable stock options, exercisable at a price range of $1.25 - $3.625 per share.

   (10) Represents 100,000 shares issuable upon exercise of presently exercisable stock options, exercisable at $1.25 per share.

   (11) Includes 3,490,000 shares issuable upon exercise of presently exercisable stock options, exercisable at a price range of $1.25 - $3.625 per share.


                         ELECTION OF DIRECTORS

        The Bylaws of the Company provide that the number of directors shall be determined by the directors or the stockholders. The directors have set the number of directors for the ensuing year at nine. Five members of the Board of Directors are to be elected at the Meeting. Vacancies on the Board during the year may be filled by the majority vote of the directors in office at the time of the vacancy without further






   action by the stockholders.

        The Board of Directors has nominated Jose Akle Fierro,
   Javier Guerra Cisneros, Anthony C. Dabbene, Grant S. Kesler, and Juan B. Morales for election as directors for the ensuing year.

        It is the intention of the persons named in the enclosed form of proxy to vote such proxies for the election of the nominees listed herein. The proposed nominees are willing to serve for the ensuing year, but in the event any nominee at the time of election is unable to serve or is otherwise unavailable for election, it is intended that votes will be cast pursuant to the accompanying proxy for substitute nominees designed by the Board of Directors.

        Cumulative voting applies to the election of directors.
   The five nominees receiving the highest number of votes shall be duly elected.

   Information about Nominees and Directors

        The following sets forth certain information for each person who is a director or nominated for election to the Board of Directors:

                                      Director
                                      or Officer   Current Position
   Name                      Age      Since        with the Company
   ----------------------------------------------------------------------------
   Grant S. Kesler            54        1991       President, Chief Executive
                                                    Officer, Director
   Anthony C. Dabbene         46        1996       Chief Financial Officer,
                                                    Director
   Javier Guerra Cisneros     51        1994       Vice President-Mexican
                                                    Operations, Director
   Jose Akle Fierro           52         --        Director
   Juan B. Morales            46         --        Director


        Grant S. Kesler has served as a Director of the Company since February 1991 and has been Chief Executive Officer since May 1991. From 1982 to May 1991, he was employed by Paradigm Securities, Inc., a company he formed in 1982. In 1975, he was General Counsel to Development Associates, a real estate development firm. Earlier, he was engaged in the private practice of law, served as an assistant attorney general for the State of Utah, and served as an intern to the chief justice of the Utah Supreme Court. Mr. Kesler is a graduate of the University of Utah College of Law and a member of the Utah State Bar Association.







        Anthony C. Dabbene has been the Chief Financial Officer for the Company since January 1996 and a Director since May 1997. Prior to his employment with the Company, Mr. Dabbene was employed by LG & E Energy Corp. for 10 years, including service as Vice President and Controller to the Energy Services Group. From 1973 to 1985, he was employed by EBASCO Services Incorporated, where he was Manager - Finance and Administration for the Western region from 1981 to 1985. He received a B.B.A. degree in Accounting from St. Francis College and an M.B.A. degree from Long Island University, New York.

        Javier Guerra Cisneros has been a Director of the Company since May 1994 and the Director General of QUIMICA OMEGA since its formation in 1981. He also founded and was the President of the Institute on Industrial Hazardous Waste, a non-profit organization that promotes public awareness of the Mexican environmental regulations through its publication DIP. Since 1990, Mr. Guerra, through QUIMICA OMEGA, has been one of the pioneers in the implementation in Mexico of the program to use hazardous wastes as supplemental fuel in cement kilns. He has more than 10 years of experience on environmental regulations and handling of hazardous wastes in Mexico and the United States as well as in the compliance of Mexican environmental legislation. He has participated in multiple conferences on ecological matters, including seminars sponsored by the EPA and SEDESOL. Mr. Guerra is a business administration graduate from the Universidad Iberoamericana in Mexico City, with studies in international marketing at the St. Gallen University in Switzerland. He has also made specialized engineering studies in the areas of combustion equipment and chemicals.

        Jose Akle Fierro has been a Director of the Company since May 1997. Mr. Akle has spent most of his professional career in the financial sector, during which he worked for Citicorp for seven years. His last position there was Investment Banking Head for Mexico. Dr. Akle has been involved in venture capital in Mexico since 1986, as a fund manager and investor. At present, he is the largest shareholder and President of a telecommunications venture in Peru, a software development company in Mexico and an investment advisory services corporation. He is on the Board of several processed food companies and a venture capital fund. Dr. Akle s academic background includes two engineering degrees, one in communications in Mexico and another in systems from France. He holds a Doctor of Engineering from the Universite De Grenoble, Grenoble, France.

        Juan B. Morales, Jr. has been a Director of the Company since May 1997. Mr. Morales spent 4 years working in various divisions of Alfa Group from 1976 through 1980. He represented Ferrostaal and Thyssen from Germany, negotiating for both government and private industry until 1980. Mr. Morales then entered the private sector, owning and directing his own steel scrap processing and wine distribution businesses in Mexico.






   Mr. Morales academic background includes a BS in economics, from the Wharton School of Business and an MBA from IMEDE in Laussane, Switzerland.

   Committees and Compensation of the Board of Directors

        The Board of Directors held two meetings during the period May 1, 1997 to December 31, 1996. Each director attended at least 75% of the total number of Board Meetings held during the year ended May 31, 1996. Board members who are not employees or consultants to the Company are presently entitled to receive $1,000 for their attendance at Board meetings, with a minimum annual fee of $7,000, and members of the Board of Directors have received nonstatutory stock options pursuant to the Company's Non-Qualified Stock Option Plan, nonstatutory stock options granted other than pursuant to a plan, the Company's 1992 Omnibus Stock Option and Incentive Plan, and the 1993 Omnibus Stock Option and Incentive Plan, and the 1997 Omnibus Stock Option and Incentive Plan.

        In November 1992, the Board approved the creation of an Executive Committee authorized to be comprised of up to five members of the Board. The Executive Committee has all the powers and authority of the Board in the management of the business and affairs of the Company, including, without limitation, the power and authority to authorize the issuance of stock, except with respect to (i) approval of any action which also requires stockholders' approval or approval of the outstanding shares;
   (ii) filling of vacancies on the Board or in any committee;
   (iii) fixing compensation of the directors for serving on the Board or on any committee; (iv) amendment or repeal of Bylaws of the adoption of new Bylaws; (v) amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable; (vi) declaring distributions to the stockholders of the Company except at a rate or in a periodic amount or within a price range determined by the Board; (vii) appointment of members of other committees of the Board.
   Messrs. Kesler, Guerra, and Dabbene are members of the Executive Committee and will continue as members conditioned upon their re-election to the Board for the ensuing year.

        In February 1988, the Board approved the creation of a standing Audit Committee. Messrs. Akle and Morales are members of the Audit Committee and will continue as members conditioned upon their re-election to the Board. The duties of the Audit Committee are to review with the Company's independent auditors the results of the audit engagement, review the adequacy of the Company's system of accounting controls, approve the services rendered by the independent auditors, and examine the range of audit and non-audit fees. The Audit Committee met once during the twelve months ended December 31, 1997.

       Mr. Morales and Dr. Akle have are members of the Compensation Committee and will continue as members conditioned






   upon their re-election to the Board. The duties of the Compensation Committee are to research and recommend to the Board of Directors compensation structures for key executive personnel. The Compensation Committee met once during the year ended December 31, 1997.

   Executive Officers

        The following lists the names, ages, and position of the Company's current executive officers:

                                 Officer
   Name                   Age     Since   Current Position with the Company
   -----------------------------------------------------------------------------
   Grant S. Kesler         54     1991    President, Chief Executive Officer,
                                            Director
   Javier Guerra Cisneros  51     1994    Vice President - Mexican Operations,
                                            Director
   Anthony C. Dabbene      46     1996    Chief Financial Officer, Director
   Bruce H. Haglund        46     1983    Secretary, General Counsel
   Donald K. Yamano        52     1997    President, Metalclad Insulation Corp.

        Grant S. Kesler.  See  Information about Nominees and
   Directors.

        Anthony C. Dabbene.  See  Information about Nominees and
   Directors.

        Javier Guerra Cisneros. See  Information about Nominees and
   Directors.

        Bruce H. Haglund has served as Secretary of the Company since 1983 and previously served as a Director of the Company from 1983 to 1991. Since April 1994, Mr. Haglund has been a partner in the law firm of Gibson, Haglund & Johnson. From 1991 to April 1994, Mr. Haglund was a principal in the law firm of Phillips, Haglund, Haddan & Jeffers. From 1984 to February 1991, he was a partner in the law firm of Gibson & Haglund. Mr. Haglund is also the Secretary and a member of the Board of Directors of GB Foods Corporation and Aviation Distributors, Inc. and the Secretary of Renaissance Golf Products, Inc., companies whose stock is publicly traded. He is a graduate of the University of Utah College of Law.

        Bruce H. Haglund has served as Secretary-General Counsel of the Company since 1983 and served as a Director of the Company from 1983 to July 1991. Since April 1994, Mr. Haglund has been a principal in the law firm of Gibson, Haglund & Johnson. From February 1991 to April 1994, Mr. Haglund was a principal in the law firm of Phillips, Haglund, Haddan & Jeffers. From 1984 to February 1991, he was a partner in the law firm of Gibson &






   Haglund. Mr. Haglund is also a member of the Board of Directors of GB Foods Corporation, the Secretary and a member of the Board of Directors of Aviation Distributors, Inc., and the Secretary of Renaissance Golf Products, Inc., companies whose stock is publicly traded. He is a graduate of the University of Utah College of Law.

        Donald K. Yamano has been the President and Chief Executive Officer for Metalclad Insulation since June, 1997. His prior experience encompasses Engineering, Design and Construction operational management positions in the power, petrochemical, natural gas and environmental/process industries. The last 15 years has been in Senior Management for LG&E Power, serving as President and CEO of LG&E Power Engineers and Constructors, Inc. since 1992. He received a BS degree in Mechanical Engineering from California State Polytechnic University and is a Registered Licensed Professional Engineer in California and Texas.

   Executive Compensation for the Year Ended December 31, 1997

        The following table sets forth for the year ended December 31, 1997, the seven months ended December 31, 1996, and fiscal years ended May 31, 1996 and 1995, information with respect to compensation paid by the Company to the Chief Executive Officer and each of the other highly compensated executive officers of the Company for the year 1997.

                      Summary Compensation Table

                            ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
       NAME AND                                            OTHER              AWARDS         PAYOUTS      ALL
       PRINCIPAL             YEAR       SALARY    BONUS    ANNUAL
      POSITION (1)            (1)         ($)      ($)     COMPEN-    RESTRICTED   OPTIONS/   LTIP       OTHER
                                                           SATION        STOCK       SARS    PAYOUTS      (2)
                                                            ($)           ($)        (#)       ($)
    ------------------------------------------------------------------------------------------------------------
    Grant S. Kesler,            1997   250,000   50,000
     C.E.O.              7 Mos. 1996   116,662  200,000   12,320
                         Fiscal 1996   200,004   50,000   37,583
                         Fiscal 1995   200,016            28,194                                       40,000
    ------------------------------------------------------------------------------------------------------------
    Anthony C. Dabbene          1997   160,000   36,000
     C.F.O.              7 Mos. 1996    75,000   12,000    5,500
                         Fiscal 1996    43,333
    ------------------------------------------------------------------------------------------------------------
    Javier Guerra               1997   200,00    10,000
     Cisneros,           7 Mos. 1996   110,525   16,700
     Vice President-     Fiscal 1996   137,000   10,000
     Mexican Operations  Fiscal 1995   164,000
    ------------------------------------------------------------------------------------------------------------
    Donald K. Yamano            1997    63,201   12,000
    ------------------------------------------------------------------------------------------------------------







   (1) Does not include information for the years prior to 1997 in the case of Mr. Yamano because he was not employed by the Company prior to June 1997.

   (2) The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other personal benefits provided to such individual that are extended to all employees of the Company in connection with their employment.

   Employment Agreements

        In January 1998, the Compensation Committee of the Company approved employment agreements for Messrs. Kesler, Dabbene and Guerra. In the case of Messrs. Kesler and Dabbene, the contracts are for a three-year period, effective January 1, 1998 and call for annual salaries of $250,000 and $180,000, respectively. In the case of Mr. Guerra, his contract is with ECONSA, the Company s Mexican holding company subsidiary, and is also for three years, effective January 1, with an annual salary of $200,000 USD converted to Mexican pesos each January 1.
   These agreements also provide for severance compensation at the rate of six times the monthly salary in effect at the time. The agreements further provide for severance compensation equal to three times the employee s highest annual salary and bonus for termination following a change in control of the Company.

        In June 1997, the Company entered into a one-year employment agreement with Mr. Yamano. The agreement provides for an annual base salary of $120,000 and an annual bonus of 10%.
   The agreement also provided for the grant of 25,000 stock options, excercisable at $1.25 and vesting over a five-year period.

   Options Granted in 1997

        In January 1997, the Board of Directors approved the grant of 500,000 nonstatutory stock options to Grant S. Kesler, the Company s Chief Executive Officer, at an exercise price of $1.625 per share. Such options are fully vested and expire January 2, 2002.

        In June 1997, the Company granted 25,000 options exercisable at $1.25 to Donald K. Yamano as part of his compensation package to join the Company. These options vest over five years and expire on June 1, 2007.

   Options Granted in 1998

        In January 1998, the Board of Directors approved the grant of non-statutory stock options, exercisable at $1.50 per share to the following officers and directors: Mr. Kesler, 800,000






   shares; Mr. Guerra, 600,000 shares; Mr. Dabbene, 350,000 shares; Mr. Yamano, 25,000 shares; and Mr. Haglund, 25,000 shares.

        Aggregated Option/SAR Exercises in the year ended December 31, 1997, and Option Values at December 31, 1997

        The following table sets forth the number of options, both exercisable and unexercisable, held by each of the named executive officers of the Company and the value of any in-the-money options at December 31, 1996 (assuming a market value of $1.094 on December 31, 1997):

                                                 Number of       Value of
                                                Unexercised    in-the-Money
                                                Options at      Options at
                                                December 31,   December 31,
                         Shares                    1997            1997
                        Acquired     Value
                       on Exercise  Realized    Exercisable/   Exercisable/
                           (#)        ($)       Unexercisable  Unexercisable
   -------------------------------------------------------------------------------------------------------
    Grant S. Kesler         -0-        $-0-   1,395,000/-0-        $-0-/$-0-
   Javier Guerra Cisneros  -0         $-0-     650,000/100,000    $-0-/$-0-
   Anthony C. Dabbene      -0-        $-0-     500,000/-0-        $-0-/$-0-
   Donald K. Yamano        -0-        $-0-      25,000/-0-        $-0-/$-0-

   Stock Option Plans

        Incentive Stock Option Plan. On May 12, 1989, the stockholders adopted the Metalclad Corporation 1988 Incentive Stock Option Plan (referred to collectively as the ISOP ). The purpose of the ISOP is to provide full-time employees of the Company with an added incentive to continue their service to the Company and to induce them to exert maximum efforts toward the Company's success.

        The ISOP, which is currently administered by the Board of Directors, also provides for administration by a stock option committee which may be appointed by the Board of Directors. Among other things, the Board of Directors or the committee has the authority to determine the employees to be granted options under the ISOP and the number of shares subject to each option. The exercise price of any option granted under the ISOP, which shall be determined by the Board of Directors, shall not be less than the fair market value of the shares subject to the option on the date of grant; provided, however, that the exercise price of any option granted to an eligible employee owning more than 10% of the Common Stock shall not be less than 110% of the fair market value of the shares underlying such option on the date of grant. The term of each option and the manner in which it may be exercised is determined by the Board of Directors or






   committee, provided that no option may be exercisable more than five years after the date of grant. The ISOP limits the value of Common Stock with respect to which options may be granted to any one employee in a calendar year. All options granted under the ISOP are non-transferable and terminate within a specified period of time following termination of employment with the Company. The aggregate fair market value of shares for which options granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000.

        The Board of Directors is authorized to modify, amend or terminate the ISOP; provided, however, any amendment that would increase the aggregate number of shares which may be issued, materially increase the benefits accruing to participants or materially modify the requirements as to eligibility for participation, is subject to the approval of the stockholders of the Company. No termination, modification or amendment of the Plan may, without consent of an optionee, adversely affect the optionee's rights under an option previously granted.

        Options for the purchase of 175,500 shares of Common Stock have been granted pursuant to the ISOP as of the date of this Proxy Statement, of which 165,500 have been exercised and 10,000 have expired. As of the date of this Proxy Statement, there are no options outstanding under this plan.

        Non-Qualified Stock Option Plan. In 1984, the Company adopted a nonstatutory stock option plan (the NQSOP ) for individuals who acted as consultants to the Company and who were actively involved in the development of the business of the Company. The NQSOP provided for the issuance of a maximum of 5% of the shares of Common Stock outstanding from time to time at prices not less than the fair market value thereof on the date of grant. The NQSOP terminated in 1989; however, outstanding options are exercisable over a five-year period from the date of grant. Each option lapsed, if not previously exercised, on the fifth anniversary of the date of grant or after 90 days after the optionee has terminated his continuous activity with the Company.

        No options under the NQSOP were outstanding as of the date of this Proxy Statement.

        1992, 1993 and 1997 Omnibus Stock Option and Incentive Plans. On August 18, 1992, the Board of Directors of the Company adopted the 1992 Omnibus Stock Option Plan (the 1992 Plan ) which was approved by the stockholders on November 13, 1992. On March 24, 1993, the Board of Directors of the Company adopted the 1993 Omnibus Stock Option Plan (the 1993 Plan ).
   On May 15, 1997, the stockholders adopted the 1997 Omnibus Stock Option and Incentive Plan. The 1992 Plan, the 1993 Plan and the 1997 Plan (together hereinafter referred to the Plans ) are






   intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and its subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Company. Pursuant to the terms of the Plans, the following types of incentives may from time to time be granted on a discretionary basis by the Board or the Committee: incentive stock options
   ( Incentive Stock Options ), nonstatutory stock options
   ( Nonstatutory Stock Options ), purchase rights ( Purchase Rights ), stock appreciation rights ( Stock Appreciation
   Rights ), performance awards ( Performance Awards ), dividend rights ( Dividend Rights ), and stock payments ( Stock
   Payments ), referred to hereinafter singly as Award and collectively as Awards , as the context may require. The Plans also provide for the grant of Incentive Stock Options and Nonstatutory Stock Options to members of the Board of Directors on a formula award basis as provided in Rule 16b-3 of the Securities Exchange Act of 1934 ( Rule 16b-3 ).

        As of the date of this Proxy Statement, stock options for the purchase of 826,000 and 380,000 shares at $2.25 per share are outstanding pursuant to the 1992 Plan and the 1993 Plan, respectively. There are no outstanding options under the 1997 Plan.

        As of the date of this Proxy Statement, options granted pursuant to the 1992 Plan and the 1993 Plan for the purchase of 756,000 and 326,000 shares, respectively, were vested.

        The Plans provide for administration by the Board in compliance with Rule 16b-3, or by a Committee (the Committee ) appointed by the Board, which Committee must be constituted to permit the Plans to comply with Rule 16b-3, and which must consist of not less than two members, each of whom has not participated in the Plans by way of receipt of any discretionary grant of an Award, and who will not so participate while serving as a member of the Committee, and each of whom has not participated under any other plan or have received options of the Company during the year preceding adoption of the 1992 Plan, the 1993 Plan or the 1997 Plan by the stockholders at the Meeting. A member of the Board or a Committee member may in no event participate in any determination relation to Awards held by or to be granted on a discretionary basis to such Board or Committee member.

        All employees of the Company or of a subsidiary of the Company, who may be officers or directors of the Company, and consultants, vendors, customers, and others expected to provide significant services to the Company or any of its subsidiaries,






   are eligible to participate in the Plans. No Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Company or a subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the options granted.

        The aggregate number of shares of the Company's authorized but unissued Common Stock which may be issued as an Award or which may be issued upon exercise of an Incentive Stock Option or Nonstatutory Stock Option under the 1992 Plan may not exceed 1,600,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 1992 Plan (plus the number of shares previously issued under the 1992 Plan) may not at any time exceed the number of shares available for issuance under the 1992 Plan. The aggregate number of shares of the Company's authorized but unissued Common Stock which may be issued as an Award or which may be issued upon exercise of an Incentive Stock Option or nonstatutory stock option under the 1993 Plan may not exceed 1,000,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 1993 Plan (plus the number of shares previously issued under the 1993 Plan) may not at any time exceed the number of shares available for issuance under the 1993 Plan. The aggregate number of shares of the Company's authorized but unissued Common Stock which may be issued as an Award or which may be issued upon exercise of an Incentive Stock Option or nonstatutory stock option under the 1997 Plan may not exceed 6,000,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 1997 Plan (plus the number of shares previously issued under the 1997 Plan) may not at any time exceed the number of shares available for issuance under the 1997 Plan.

        In the event that any unexercised option, Stock Appreciation Right or Purchase Right, or any portion thereof, for any reason expires or is terminated, or if any shares subject to a restricted stock Award do not vest or are not delivered, the unexercised or unvested shares allocable to such Award may again be made subject to any Award.

        Options.  Incentive Stock Options and Nonstatutory Stock
   Options (together hereinafter referred to as  Option  or
    Options , unless the context otherwise requires) must be evidenced by written stock option agreements in such form as the Committee may from time to time determine. Each Option must






   state the number of Shares to which it pertains and must provide for the adjustment thereof if the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

        The exercise price in the case of any Incentive Stock Option may not be less than the fair market value on the date of grant and, in the case of any Option granted to an optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, may not be less than 110% of the fair market value on the date of grant. The exercise price in the case of any Nonstatutory Stock Option may not be less than 85% of the fair market value on the date of grant.

        The purchase price is be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the participant and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equals the purchase price, (ii) by cancellation of indebtedness owed by the Company to the participant, (iii) with a full recourse promissory note executed by the participant, or
   (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note may be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event may the stock certificate(s) representing such Shares by released to the participant until such note shall be been paid in full.

        Each Option must state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of 10 years from the date it was granted, and no Option granted to an optionee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company may be exercisable after the expiration of five years from the date it was granted. During the lifetime of






   a participant in the Plans, the Option may be exercisable only by that participant and may not be assignable or transferable. In the event of the participant's death, the Option may not be transferable by the participant other than by will or the laws of descent and distribution.

        Within the limitations of the Plans, the Board or Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. No modification of an Option may, without the consent of the participant, alter or impair any rights or obligations under any Option previously granted.

        In the case of Incentive Stock Options granted under the Plans, the aggregate fair market value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any participant for the first time during any calendar year (under the Plans and all other plans maintained by the Company may not exceed $100,000. The Board or Committee may, however, with the participant's consent, authorize an amendment to the Incentive Stock Option which renders it a Nonstatutory Stock Option.

        The stock option agreements authorized under the Plans may contain such other provisions not inconsistent with the terms of the Plans (including, without limitation, restrictions upon the exercise of the Option) as the Board or the Committee shall deem advisable.

        Restricted Stock Purchase Agreements. Restricted stock purchase rights (hereinabove defined as Purchase Rights ) must be evidenced by written stock purchase agreements in such form as the Committee must from time to time determine. Each Purchase Right must state the number of Shares to which it pertains and may provide for the adjustment thereof in the event that the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

        Each agreement must state the purchase price per Share at






   which the Purchase Right may be exercised, which may not be less than the fair market value of a Share on the date on which the Purchase Rights are granted. Unless the Board or Committee otherwise determines, the purchase price per Share at which any Purchase Right granted under the Plans may be exercised may not be less than the fair market value of a Share as of the date on which the Purchase Right is granted, less a discount equal to not more than 75% of such value.

        Purchase Rights must be exercised within 60 days after the later to occur of (i) Board approval of the grant of the Purchase Right or (ii) delivery of notice of such grant. Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner and must expire immediately upon the death of the participant or the termination of such participant's employment with the Company.

        The purchase price must be payable in full in United States dollars upon exercise of the Purchase Right; provided, however, that if the applicable agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Purchase Right and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equal the Purchase Price, or (ii) with a full recourse promissory note executed by the participant.
   The interest rate and other terms and conditions of such note must be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event may the stock certificate(s) representing such Shares be released to the participant until such note has been paid in full. In the event the Company determines that it is required to withhold state or Federal income tax as a result of the exercise of a Purchase Right, as a condition to the exercise thereof, a participant may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements. In addition, the participant must agree to immediately notify the Company if he or she files an election pursuant to Section 83(b) of the Internal Revenue Code with respect to receipt of the Shares.

        Within the limitations of the Plans, the Board or the Committee may modify, extend or renew outstanding Purchase Rights or accept the cancellation of outstanding Purchase Rights (to the extent not previously exercised) for the granting of new Purchase Rights in substitution therefor. The foregoing notwithstanding, no modification of a Purchase Right may, without the consent of the participant, alter or impair any rights or obligations under any Purchase Right previously granted.

        In the event of the voluntary or involuntary termination or






   cessation of employment or association of a participant with the Company or any Subsidiary for any reason whatsoever, with or without cause (including death or disability), the Company may, upon the date of such termination, have an irrevocable, exclusive option to repurchase (the Repurchase Option ) all or any portion of the Shares held by the Employee that are subject to the Repurchase Option as of such date at the original purchase price.

        Initially, all of the Shares must be subject to the Repurchase Option. Thereafter, the Repurchase Option must lapse and expire, or vest, as to a specified number of the Shares in accordance with a schedule to be determined by the Board or the Committee, as the case may be, which must be attached to the stock purchase agreement to be entered into between the participant and the Company. All Shares which continue to be subject to the Repurchase Option are sometimes hereinafter
   referred to as  Unvested Shares.   Within 90 days following the
   date of the Participant's termination of employment by the Corporation, the Corporation shall notify the Employee as to whether it wishes to repurchase the Unvested Shares pursuant to the exercise of the Repurchase Option. If the Corporation elects to repurchase said Unvested Shares, it must set a date for the closing of the transaction at the Executive Offices of the Corporation, not later than 30 days from the date such notice.

        Except for transfers to participant's descendants and spouses, the participant may not transfer by sale, assignment, hypothecation, donation, or otherwise any of the Shares or any interest therein prior to the release of such Shares from the Repurchase Option. The Company's Repurchase Option may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations. Each stock purchase agreement entered into as provided herein must provide for a right of first refusal and option on the part of the Company to purchase all or any part of any Shares which are no longer subject to the Repurchase Option which the participant purposes to sell, transfer or otherwise dispose of (except for transfers to participant's descendants and spouses) on the condition that: (a) the participant must notify the Company in writing of any proposed sale, transfer or other disposition of any of the Shares, specifying the proposed transferee, the number of Shares proposed to be transferred, and the price at which such Shares are to be sold, transferred or otherwise disposed; (b) the Company must have a period of 30 days from receipt of such notice to notify the participant in writing as to whether or not the Company elects to purchase all or a specified portion of such Shares at the lower of (i) price per share set forth in the notice given by the participant, or (ii) the fair market value for a share of the Company's Common Stock, without restrictions, on the date on which the notice is given by participant to the Company, less in either case an amount equal to the discount, if any; (c) if the Company elects not to






   purchase all of the Shares specified in the notice, the participant may sell, transfer or otherwise dispose of the remaining Shares in strict accordance with the terms specified in the notice within 90 days following the date of the notice. Any transferee of any of such Shares (other than the Company) will take and acquire all of such Shares subject to the continuing right o first refusal and option on the part of the Company to purchase all or any portion of such Shares from the transferee on all of the same terms and conditions as are set forth in the stock purchase agreement, unless the participant shall have paid to the Company, out of the proceeds from the sale of such Shares or otherwise, an amount equal to the lesser of (i) the discount or (ii) the amount by which the fair market value for a share of the Company Common Stock, without restrictions, on the date on which the notice is given by participant to the Company exceeds the price per Share paid by the participant for such Shares.

        Stock Appreciation Rights. Stock Appreciation Rights related or unrelated to Options or other Awards may be granted to eligible employees: (i) at any time if unrelated to an Award or if related to an Award other than an Incentive Stock Option; or (ii) only at the time of grant of an Incentive Stock Option if related thereto. A Stock Appreciation Right may extend to all or a portion of the shares covered by a related Award.

        A Stock Appreciation Right granted in connection with an Award may be exercisable only at such time or times, and to the extent, that a related Award is exercisable. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercisable only when the fair market value of the stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option. Upon the exercise of a Stock Appreciation Right, and if such Stock Appreciation Right is related to an Award surrender of an exercisable portion of the related Award, the participant shall be entitled to receive payment of a amount determined by multiplying the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Award, or if such Stock Appreciation Right is unrelated to an Award, from the fair market value, book value or other measure specified in the Award of such Stock Appreciation Right of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by the number of shares as to which such Stock Appreciation Right has been exercised.

        The Board or the Committee, as the case may be, in its sole discretion, may require settlement of the amount determined under paragraph (i) above solely in cash, solely in shares of Common Stock valued at fair market value, or partly in such shares and partly in cash. Each Stock Appreciation Right and all rights and obligations thereunder must expire on such date as shall be determined by the Board or the Committee, but not later than 10 years after the date of the Award thereof, and






   must be subject to earlier termination as provided in the Plans.

        Performance Awards. One or more Performance Awards may be granted to any eligible employee. The value of such Awards may be linked to the market value, book value or other measure of the value of the Common stock or other specific performance criteria determined appropriate by the Board or the Committee, in each case on a specified date or over any period determined by the Board or the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of shares of Common stock over a fixed period determined by the Board or the Committee. In making such determinations, the Board or the Committee may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities, and other compensation of the participant.

        Dividend Equivalents. A participant may also be granted Dividend Rights based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date of grant of the Award and the date such Award is exercised, vests or expires, as determined by the Board or the Committee. Such Dividend Rights may be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board or the Committee.

        Stock Payments. The Board or the Committee may approve Stock Payments to eligible employees who elect to receive such payments in the manner determined from time to time by the Board or the Committee. The number of shares must be determined by the Board or the Committee and may be based upon the fair market value, book value or other measure of the value of such shares on the date the Award is granted or on any date thereafter.

        Loans. The Company may, with the Board's or the Committee's approval, extend one or more loans to participants in connection with the exercise or receipt of outstanding Awards granted under the Plans. Such loans are subject to the following conditions: (i) the principal of the loan may not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plans less the aggregate par value of any Common Stock deliverable on such event, and the loan proceeds must be paid directly to the Corporation in consideration of such exercise or receipt; (ii) the initial term of the loan must be determined by the Board or the Committee; provided that the term of the loan, including extensions, may not exceed a period of ten years; (iii) the loan must be with full recourse to the participant, must be evidenced by the participant's promissory note and must bear interest at a rate determined by the Board or the Committee but not less than the Company's average cost of funds as of a date within 31 days of the date of such loan, as determined by the Board or the Committee; and iv) in the event a participant terminates his or






   her employment at the request of the Company, the unpaid principal balance of the note must become due and payable on the tenth business day after such termination; provided, however, that if a sale of such shares would cause such participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance may become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the participant subsequent to such termination. In the event a participant terminates employment other than at the request of the Company, the unpaid principal balance of the note becomes due and payable six months after the date of such termination.

        Termination, Suspension and Amendment. The Board of Directors or the Committee may, at any time, suspend, amend, modify of terminate the Plans (or any part thereof) and may, with the consent of the recipient of an Award, authorize such modifications of the terms and conditions of such participant's Award as it shall deem advisable. However, no amendment or modification of the Plans may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would materially increase the benefits accruing to participants under the Plans within the meaning of Rule 16b-3 under the Exchange Act or any successor provision; materially increase the aggregate number of shares which may be delivered pursuant to Awards granted under the Plans; or materially modify the requirements of eligibility for participation in the Plans.

   Compliance With Section 16 (a) of the Exchange Act

        Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC ). Officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16 (a) forms they file. The Company believes that all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

   Section 401 (k) Plan

        In December 1989, the Company adopted a tax-qualified cash or deferred profit sharing plan (the 401 (k) Plan ) covering all employees who have completed six months of continuous service prior to a plan entry date. Pursuant to the 401 (k) Plan, eligible employees may make salary deferral (before tax) contributions of up to 15% of their total compensation per plan year up to a specified maximum contribution as determined by the






   Internal Revenue Service. The 401 (k) Plan also includes provisions which authorize the Company to make discretionary contributions. Such contributions, if made, are allocated among all eligible employees as determined under the 401 (k) Plan.
   The trustees under the 401 (k) Plan invest the assets of each participant's account attributable to the Company's contribution in an equity fund or guaranteed income fund until the participant is fully vested. The trustees invest the assets at the direction of such participant for the portion attributable to the participant's contribution and the portion attributable to the Company's contribution if the participant is fully vested. No contributions were made to the 401 (k) Plan during the year ended December 31, 1997.

   Certain Relationships and Related Transactions

        In October 1994, in consideration of extraordinary contributions to the Company, including but not limited to the pledge of 755,000 shares of Common Stock of the Company owned by them to facilitate necessary financing for the Company, the Board of Directors approved the loan of $325,000 to each of Mr. Kesler and Mr. Neveau. Such borrowings were due 30 days after demand and were secured by a pledge of 300,000 shares of the Company s common stock from each. Interest on such loans was the prime rate of interest plus 7% per annum. In February 1996, Mr. Kesler and Mr. Neveau each repaid $150,000 of such loan. In March 1996, the notes were amended to modify the loan principal between Mr. Kesler ($490,000 principal balance at March 1, 1996) and Mr. Neveau ($160,000) as well as to adjust the interest rate effective March 1, 1996 to a variable rate based on the Company s quarterly investment rate. In June 1996, Mr. Neveau, Chairman of the Board, Senior Vice President, and a Director of the Company, resigned his positions. As a result, the Company and Mr. Neveau renegotiated the terms of his employment agreement relative to compensation, benefits and stock options. Since May 1997, the company has been offsetting payments due Mr. Neveau against his outstanding loan balance to the Company. As of December 31, 1997, the Company s remaining receivable from Mr. Neveau was $151,400. The Board of Directors has extended repayment of these notes until December 31, 1998.

        In December 1996, the Company loaned $150,000 to Mr. Javier Guerra Cisneros, a Director and Vice President of Mexico Operations. The loan is collateralized by 300,000 shares of stock of the Company and is represented by a promissory note bearing interest at 10%. In February, Mr. Guerra repaid $120,000 of this note. The Board of Directors has extended repayment of the remaining balance until December 31, 1998.

        During the year ended May 31, 1997, the Company paid legal fees of $47,000 to the law firm of Gibson, Haglund & Johnson, of which Bruce H. Haglund, general counsel, secretary and board nominee of the Company, is a principal. The Company intends to continue to utilize the legal services of Gibson, Haglund &






   Johnson for the following year.

   Report of Compensation Committee

   March 25, 1997

   Board of Directors
   Metalclad Corporation
   3737 Birch Street, Suite 300
   Newport Beach, California

        As the Compensation Committee of Metalclad Corporation (the Company ), it is our duty to review and recommend the compensation levels for members of the Company s management, evaluate the performance of management and the administration of the Company s various incentive plans. This Committee has reviewed in detail the compensation of the Company s executive officers for the fiscal year ended December 31, 1997. In the opinion of the Committee, the compensation of the executive officers of the Company is reasonable in view of the Company s performance and the respective contributions of such officers to that performance.

        In determining the management compensation, this Committee evaluates the compensation paid to management based on their performance, their experience, and the stage of development of the Company. The Committee also takes into account such relevant external factors as general economic conditions, stock price performance, and stock market prices generally. In doing the foregoing, the Committee has sought and obtained opinions from outside professional advisors.

        Management compensation is composed of salary, bonuses, and options to purchase shares of Common Stock at the fair market value on the date of grant. The number of options granted is scaled to the salary of each individual officer.

        The policies and underlying philosophy governing the Company s compensation program are to: maintain a comprehensive program that is competitive in the marketplace provide opportunities integrating salary and stock rights to compensate short and long-term performance of management, recognize and reward individual accomplishments and allow the Company to hire and retain seasoned executives who are essential to the Company s success.

        The base salaries for executive officers are determined by evaluating the responsibilities of the positions held, the individual s experience, the competitive marketplace, the individual s performance of responsibilities an the individual s overall contribution to the Company.

        The Committee considers and recommends stock option grants under the Company s stock option plans for key employees and






   others who make substantial contributions to the financial success of the Company. The Company and the Committee believe that stock options provide strong incentive to increase the value of stockholders interests. Stock options grants are believed by the Committee to help focus management on the long-term success of the Company. The amount of any stock option grant is based primarily on an individual s responsibilities and position with the Company. Individual awards of options are affected by the Committee s subjective evaluation of factors it deems appropriate such as the assumption of responsibilities, competitive factors and achievements.

        Significant to the Committee s recommendations concerning executive compensation and option grants are significant events which have occurred over time as well as objectives set for the coming year. With regard to the year ended December 31, 1997, the Company a) restructured its insulation group, returning it to profitability; b) completed the repurchase of BFI-OMEGA
   ( ARI ) from BFI-Mexico; c) refocused ARI and has it on the path to profitability; d) filed a comprehensive claim under the NAFTA; and e) reduced the overall cost structure of the Company. Additionally, the Company was successful in bringing a second landfill project through the development stage. Lastly, the Company was successful in raising the additional capital necessary for its operations.

        The executive officers devoted substantial time and effort in achieving the aforementioned activities while at the same time devoting significant time to the daily affairs of the Company. The Committee believes that based upon these and other factors, the compensation of the executive officers and the grant to stock options as recommended are appropriate and reasonable.

                                         Compensation Committee

                                            /s/Jose Akle F.
                                         ----------------------
                                         Jose Akle F.
































           Comparison of Five-Year Cumulative Total Returns
             Performance Report for Metalclad Corporation


                                [chart]












































   APPROVAL OF ENGAGEMENT OF AUDITORS

        The Board of Directors has selected Arthur Andersen, LLP as independent public accountant for the Company for the year ending December 31, 1998, subject to approval by the stockholders of the Company. Prior to such engagement, neither the Company nor anyone on the Company's behalf consulted Arthur Andersen, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement with Arthur Andersen, LLP or a reportable event. To the knowledge of the Company, at no time has Arthur Andersen, LLP had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants. It is anticipated that a representative of Arthur Andersen, LLP will be available at the Meeting to make a statement if so desired and to respond to appropriate questions.


   SUBMISSION OF SHAREHOLDER PROPOSALS

        Stockholders are advised that any stockholder proposal intended for consideration at the 1999 Annual Meeting must be received by the Company on or before February 28, 1999 to be included in any proxy materials prepared for the 1999 Annual Meeting of Stockholders. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and utilize certified mail-return receipt requested to insure timely delivery of the proposal.


   MISCELLANEOUS AND OTHER MATTERS

   Financial Statements

        The Company's financial statements for the seven months ended December 31, 1996, and the year ended December 31, 1997 appear on the pages following page 25 of its 1997 Annual Report on Form 10-K which is being mailed to all stockholders along with this Proxy Statement. Said pages are incorporated herein by reference.

   Matters Not Determined at the Time of the Solicitation

        Management knows of no matters to come before the Meeting other than as specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

        A COPY OF THE COMPANY'S CURRENT ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING






   THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, IS BEING MAILED TO EACH SHAREHOLDER TOGETHER WITH THIS PROXY STATEMENT.
   ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED BY
   SHAREHOLDERS WITHOUT CHARGE BY WRITING TO:  METALCLAD
   CORPORATION, 2 CORPORATE PLAZA, SUITE 125, NEWPORT BEACH,
   CALIFORNIA  92660.